Exhibit 99.2
FINANCIAL SUPPLEMENT
September 30, 2009
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating our Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Provision for (Reversal of) Legal Settlements, net
In the second quarter of 2008, the Company recorded a $40.1 million provision for legal settlements, net, relating to estimated settlements, costs and expenses arising out of the legal actions regarding the Company’s historical stock option granting practices.
The provision for legal settlements, net in the second quarter of 2008 included approximately $25.1 million for the settlement of the securities class action regarding the Company’s historical stock option granting practices. In July 2008, the Company agreed to settle the securities class action, subject to court approval. Court approval was received in October 2008. Under the terms of the settlement, the defendants paid $47.5 million to the class, of which the Company’s cost was approximately $25.1 million, net of its insurance recovery and contribution from another defendant. Also recorded in the provision for legal settlements, net, in the second quarter of 2008 was approximately $15.0 million for estimated expenses relating to the other outstanding litigation in connection with the Company’s historical stock option grant practices.
In May 2009, the Company agreed, without admitting or denying wrongdoing, to pay a $2.5 million penalty to the United States Securities and Exchange Commission (the “SEC”) to settle claims arising out of the SEC’s inquiry into the Company’s stock option granting practices. In September 2009, the Company entered into a Memorandum of Understanding (the “Memorandum of Understanding”) that memorialized the terms pursuant to which the parties intend, subject to Court approval and certification of the proposed class, to settle the ERISA Class Action. The Memorandum of Understanding provides for a payment of $4.3 million in full settlement of the claims asserted in the ERISA Class Action, a substantial majority of which will be paid by insurance and contribution from another defendant. The parties to the ERISA Class Action expect to enter into a formal settlement agreement in the near future and to thereafter seek Court approval.
Upon the conclusion of the settlement of the ERISA Class Action, all of the actions seeking recoveries from the Company as an outgrowth of the Company’s historical stock option grant practices will have been settled. As a result, in the quarterly period ended September 30, 2009, the Company has reversed a previously recorded accrual of $6.9 million relating to these matters.
Professional Fees
For the three months ended September 30, 2009 and 2008, we recorded a net benefit of $0.5 million and a charge of $3.9 million, respectively, of professional fees relating to our historical stock option grant practices. For the nine months ended September 30, 2009 and 2008, we recorded charges of $4.8 million and $11.1 million, respectively, of professional fees relating to our historical stock option grant practices. These costs primarily relate to legal fees and are a component of “office and general” in our consolidated statement of operations. In addition, we have incurred costs related to litigation, an informal investigation by the SEC and an investigation by the United States Attorney for the Southern District of New York.
As a consequence of the Company’s entry into the Memorandum of Understanding and settlement of the Company’s claims against a former member of senior management, we do not expect to continue to incur significant professional fees or legal fees paid on behalf of former employees and former members of senior management related to or in connection with matters relating to our historical stock option grant practices.

2

Restructuring Actions
On July 30, 2007, we announced a series of strategic restructuring actions that are intended to position us for sustainable long-term growth in the rapidly evolving global online recruitment advertising industry.
The restructuring plan included an anticipated reduction in the current workforce by approximately 800 associates, or 15% of our full-time staff. Subsequent to the announcement of this plan, the Company made a strategic decision to in-source customer service and therefore the current reduction is approximately 700 associates. The plan also included fixed asset write-offs, accelerated depreciation for assets to be phased out, costs relating to the consolidation of certain office facilities, contract termination costs, relocation costs and professional fees. The restructuring plan arose out of a review commencing in the second quarter of 2007 by our current executive management team of our cost structure and organizational structure. The restructuring was intended to realign the structure to permit investment in key areas that will improve the customer experience and foster revenue growth and long-term operating margin expansion. All of the initiatives relating to the 2007 restructuring program were completed in the second quarter of 2009 and no new charges will be incurred in the future relating to this program. Since the inception of the 2007 restructuring plan through September 30, 2009, we have incurred $49.1 of restructuring expenses.
For the three months ended September 30, 2009 and 2008, we recorded $0 and $3.6 million of restructuring costs, respectively, primarily related to severance costs in 2008. For the nine months ended September 30, 2009 and 2008, we recorded $16.1 million and $13.3 million of restructuring costs, respectively, primarily related to severance, fixed asset write-offs and office consolidations.
Severance and Facility Charges
In the third quarter of 2009, the Company incurred charges of $5.9 million for severance and $1.8 million for costs relating to exited facilities. These charges primarily relate to certain organizational changes within the Company’s product and technology group designed to enable the Company to shift or add talent and skills to support the Company’s innovation strategy. The organizational changes include plans for a new Technology Center of Excellence and Innovation to be located in Cambridge, Massachusetts. As a result of these and other targeted organizational changes, the Company incurred severance costs related to the elimination of certain positions and charges related to the exiting of certain facilities on a global basis.
Income Tax Reversal
Due to the expiration of statutes of limitations, in the third quarter of 2009 the Company reversed $31.7 of accrued tax and related interest and penalties attributable to uncertain tax positions.
Deferred revenue related to acquisitions
During the fourth quarter of 2008, we completed the acquisition of ChinaHR. In accordance with existing purchase accounting rules, we are required to write down a portion of ChinaHR’s deferred revenue to its fair value. Consequently, in post acquisition periods, we do not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. For the three and nine months ended September 30, 2009, the fair value adjustment to ChinaHR’s deferred revenue was $0.6 million and $2.3 million, respectively.
Wind-down of Internet Advertising & Fees Tickle Business
In May 2008, we announced our intentions to wind-down the operations of Tickle, a business included in the Internet Advertising & Fees segment. As a result of this action, we have reclassified our quarterly financial information to reflect the wind-down as discontinued operations in all periods presented. The financial results from continuing operations, presented herein, reflect the results of the remaining and ongoing portion of our business.

3

Security Breach
In August 2007, we announced a security breach related to unauthorized access to our resume database. We took remediation measures, including the procurement of the capability to assist any potentially affected customers. For the nine months ended September 30, 2008, we recorded $0.5 million related to the breach, which was recorded as a component of office and general in the consolidated statement of operations.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
Monster Worldwide, Inc. (the “Company”) has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.
Non-GAAP revenue, operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share all exclude certain pro forma adjustments including: net costs associated with the Company’s historical stock option grant practices, related litigation and potential fines or settlements; severance costs for former executive officers incurred in the second quarter of 2007; costs related to the measures taken by the Company in response to a security breach in August 2007; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to product and technology global reorganization; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR; and a net non-cash benefit relating to the reversal of an income tax liability for uncertain tax positions. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

4

Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.
Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

5

Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)

										Year to Date Data
Summary P&L Information	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	9M 2008	9M 2009

Monster Careers	$296,996	$316,877	$336,810	$320,953	$297,606	$257,931	$222,849	$190,397	$179,941	$955,369	$593,187
Internet Advertising & Fees	33,146	30,970	29,662	33,341	34,583	32,741	31,554	32,660	34,592	97,586	98,806

Revenue	330,142	347,847	366,472	354,294	332,189	290,672	254,403	223,057	214,533	1,052,955	691,993

Salary and related	123,965	127,666	135,115	127,346	128,904	123,211	112,037	103,564	102,752	391,365	318,353
Office and general	57,621	56,708	61,710	61,754	57,124	44,091	45,793	42,917	42,422	180,588	131,132
Marketing and promotion	71,584	76,818	111,854	68,976	57,684	52,684	73,691	44,953	45,757	238,514	164,401
Provision for (Reversal of) legal settlements, net	—	—	—	40,100	—	—	—	—	(6,850)	40,100	(6,850)
Restructuring and other special charges	11,155	5,442	6,927	2,732	3,592	3,156	11,008	5,097	—	13,251	16,105
Depreciation expense	10,408	10,589	10,803	12,330	13,336	14,761	13,769	14,479	15,230	36,469	43,478
Amortization of restricted stock and RSU Plan	2,871	3,623	5,206	8,351	7,437	7,046	10,149	9,816	9,924	20,994	29,889
Non-cash stock option expense	104	105	127	182	165	178	199	104	157	474	460
Amortization of intangibles	1,437	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,189	4,034	7,206

Operating expenses	279,145	282,408	333,128	323,045	269,616	247,883	269,197	223,396	211,581	925,789	704,174

Operating income (loss)	50,997	65,439	33,344	31,249	62,573	42,789	(14,794)	(339)	2,952	127,166	(12,181)
Interest and other, net	6,507	6,799	7,383	3,057	5,283	1,560	1,203	76	(48)	15,723	1,231

Income (loss) from cont. operations, pre-tax	57,504	72,238	40,727	34,306	67,856	44,349	(13,591)	(263)	2,904	142,889	(10,950)

Income taxes (benefit from)	20,474	25,310	15,143	12,153	22,734	14,880	(4,489)	(83)	(30,891)	50,030	(35,463)
Losses in equity interests, net	(3,074)	(838)	(1,822)	(3,592)	(2,086)	(339)	(1,239)	(1,190)	(1,044)	(7,500)	(3,473)

Income (loss) from continuing operations	33,956	46,090	23,762	18,561	43,036	29,130	(10,341)	(1,370)	32,751	85,359	21,040

(Loss) income from disc. operations, net of tax(1)	(655)	(1,090)	(1,171)	12,269	(258)	(536)	—	—	—	10,840	—

Net income (loss)	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$96,199	$21,040

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.26	$0.37	$0.19	$0.15	$0.36	$0.25	$(0.09)	$(0.01)	$0.27	$0.70	$0.18

Net income (loss)	$0.26	$0.36	$0.18	$0.26	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$0.79	$0.18

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.26	$0.36	$0.19	$0.15	$0.36	$0.24	$(0.09)	$(0.01)	$0.27	$0.70	$0.17

Net income (loss)	$0.25	$0.36	$0.18	$0.25	$0.35	$0.24	$(0.09)	$(0.01)	$0.27	$0.79	$0.17

Weighted avg. shares outstanding:
Basic shares	129,499	125,504	122,711	120,885	120,057	118,601	118,855	119,274	119,473	121,213	119,206
Diluted shares	130,757	126,704	123,332	121,541	120,722	119,380	118,855	119,274	121,676	121,884	120,853

Global employees (ones)	5,116	5,112	5,164	5,396	5,669	6,961	6,295	5,999	5,779	5,669	5,779
Annualized revenue per average employee	$250.2	$272.1	$285.3	$268.4	$240.2	$184.1	$153.5	$145.1	$142.1	$259.5	$153.2

(1) -	Gain from discontinued operations, net of tax in the second quarter of 2008 includes tax benefits of $29.4 million and long-lived asset write-offs of $13.1 million related to the wind-down of the Tickle business included in our Internet Advertising & Fees business segment.

Monster Worldwide, Inc.
Trailing Twelve Months Statistics — Statements of Operations
(unaudited, in thousands, except per share amounts)

Summary P&L Information	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009

Monster Careers	$1,136,805	$1,195,422	$1,242,009	$1,271,636	$1,272,246	$1,213,300	$1,099,339	$968,783	$851,118
Internet Advertising & Fees	128,505	128,382	126,437	127,119	128,556	130,327	132,219	131,538	131,547

Revenue	1,265,310	1,323,804	1,368,446	1,398,755	1,400,802	1,343,627	1,231,558	1,100,321	982,665

Salary and related	479,579	496,472	514,585	514,092	519,031	514,576	491,498	467,716	441,564
Office and general	217,151	224,935	227,895	237,793	237,296	224,679	208,762	189,925	175,223
Marketing and promotion	278,594	294,479	333,824	329,232	315,332	291,198	253,035	229,012	217,085
Provision for (Reversal of) legal settlements, net	—	—	—	40,100	40,100	40,100	40,100	—	(6,850)
Restructuring and other special charges	11,155	16,597	23,524	26,256	18,693	16,407	20,488	22,853	19,261
Depreciation expense	35,066	38,207	41,150	44,130	47,058	51,230	54,196	56,345	58,239
Amortization of restricted stock and RSU Plan	26,540	27,739	28,769	20,051	24,617	28,040	32,983	34,448	36,935
Non-cash stock option expense	337	442	383	518	579	652	724	646	638
Amortization of intangibles	5,812	5,701	5,693	5,554	5,491	6,790	7,955	9,147	9,962

Operating expenses	1,054,234	1,104,572	1,175,823	1,217,726	1,208,197	1,173,672	1,109,741	1,010,092	952,057

Operating income	211,076	219,232	192,623	181,029	192,605	169,955	121,817	90,229	30,608
Interest and other, net	25,327	25,622	27,592	23,746	22,522	17,283	11,103	8,122	2,791

Income from continuing operations, pre-tax	236,403	244,854	220,215	204,775	215,127	187,238	132,920	98,351	33,399

Income taxes	83,458	86,461	78,514	73,080	75,340	64,910	45,278	33,042	(20,583)
Losses in equity interests, net	(8,977)	(8,298)	(8,700)	(9,326)	(8,338)	(7,839)	(7,256)	(4,854)	(3,812)

Income from continuing operations	143,968	150,095	133,001	122,369	131,449	114,489	80,386	60,455	50,170

(Loss) income from disc. operations, net of tax	(3,494)	(3,696)	(3,493)	9,353	9,750	10,304	11,475	(794)	(536)

Net income	$140,474	$146,399	$129,508	$131,722	$141,199	$124,793	$91,861	$59,661	$49,634

Basic earnings per share:
Income from continuing operations	$1.11	$1.17	$1.05	$0.98	$1.07	$0.95	$0.67	$0.51	$0.42

Net income	$1.08	$1.14	$1.02	$1.06	$1.15	$1.04	$0.77	$0.50	$0.42

Diluted earnings per share:
Income from continuing operations	$1.09	$1.15	$1.04	$0.97	$1.07	$0.94	$0.67	$0.51	$0.42

Net income	$1.07	$1.12	$1.01	$1.05	$1.15	$1.03	$0.76	$0.50	$0.41

Weighted avg. shares outstanding:
Basic shares	129,546	128,785	127,064	124,650	122,289	120,557	119,600	119,197	119,051
Diluted shares	131,888	130,755	128,479	125,584	123,075	121,167	120,125	119,558	119,796

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	9M 2008	9M 2009
Cash flows provided by (used for) operating activities:
Net income (loss)	$33,301	$45,000	$22,591	$30,830	$42,778	$28,594	$(10,341)	$(1,370)	$32,751	$96,199	$21,040

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Loss (Income) from discontinued operations, net of tax	655	1,090	1,171	(12,269)	258	536	—	—	—	(10,840)	—
Depreciation and amortization of intangibles	11,845	12,046	12,189	13,604	14,710	17,517	16,320	16,945	17,419	40,503	50,684
Provision for (Reversal of) legal settlements, net	—	—	—	40,100	—	—	—	—	(6,850)	40,100	(6,850)
Provision for doubtful accounts	3,340	4,453	3,564	3,207	4,403	5,057	4,072	2,812	1,682	11,174	8,566
Non-cash compensation	2,975	3,728	6,495	8,533	7,602	7,223	10,348	9,920	10,081	22,630	30,349
Deferred income taxes	2,808	(2,762)	(7,319)	(12,263)	12,440	14,572	(2,488)	(3,933)	12,160	(7,142)	5,739
Non-cash restructuring write-offs, accelerated amortization and (gain) loss on disposal of assets	(2)	3	1,649	436	924	924	3,690	1,051	3	3,009	4,744
Loss in equity interests	3,074	838	1,822	3,592	2,086	339	1,239	1,190	1,044	7,500	3,473
Changes in assets and liabilities, net of business combinations:
Accounts receivable	13,699	(101,843)	37,848	44,812	49,231	(19,371)	72,347	47,892	7,284	131,891	127,523
Prepaid and other	(8,007)	(12,766)	1,025	18,073	2,522	1,548	3,246	13,615	(16,005)	21,620	856
Deferred revenue	(17,515)	89,650	(2,458)	(51,465)	(58,644)	(5,732)	(63,383)	(61,153)	(28,152)	(112,567)	(152,688)
Accounts payable, accrued expenses and other liabilities	26,536	27,091	(289)	(13,308)	8,673	(27,790)	(21,237)	(40,657)	(19,574)	(4,924)	(81,468)
Receipts and payments for legal settlements, net	—	—	—	—	5,700	(35,587)	—	—	—	5,700	—
Net cash provided by (used for) operating activities of discontinued operations	126	(2,344)	(560)	(2,569)	(962)	(2,758)	(77)	77	—	(4,091)	—

Total adjustments	39,534	19,184	55,137	40,483	48,943	(43,522)	24,077	(12,241)	(20,908)	144,563	(9,072)

Net cash provided by (used for) operating activities	72,835	64,184	77,728	71,313	91,721	(14,928)	13,736	(13,611)	11,843	240,762	11,968

Cash flows provided by (used for) investing activities:
Capital expenditures	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(71,224)	(38,664)
Purchase of marketable securities	(327,250)	(415,025)	(149,249)	(7,633)	(25,265)	(1,785)	(992)	(6,484)	—	(182,147)	(7,476)
Sale and maturities of marketable securities	446,418	478,068	414,453	21,852	66,000	36,981	1,425	1,892	—	502,305	3,317
Payments for acquisitions and intangible assets, net of cash acquired	(133)	(610)	(61,567)	—	(64,628)	(166,641)	—	—	(300)	(126,195)	(300)
Dividends received from unconsolidated investee	—	—	—	1,011	—	—	—	763	—	1,011	763
Cash funded to equity investee	(5,900)	—	(5,000)	—	—	(1,402)	(1,428)	(1,886)	(1,639)	(5,000)	(4,953)
Net cash used for investing activities of discontinued operations	(5)	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used for) investing activities	102,534	46,193	178,078	(14,424)	(44,904)	(155,250)	(15,917)	(17,172)	(14,224)	118,750	(47,313)

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on credit facilities short-term	—	—	—	—	247,000	4,971	199,203	—	—	247,000	199,203
Payments on borrowings on credit facilities short-term	—	—	—	—	—	(197,893)	—	(157,173)	(99,023)	—	(256,196)
Repurchase of common stock	(154,692)	(97,761)	(79,469)	(6,858)	(41,806)	(32)	(1,907)	(528)	(1,869)	(128,133)	(4,304)
Proceeds on term loan and borrowings (payments) on other debt	(58)	(42)	(80)	(67)	(9)	(15)	(5)	(1)	50,006	(156)	50,000
Payments on acquisition debt	—	(1,500)	—	—	—	—	—	—	—	—	—
Proceeds from the exercise of employee stock options	651	838	418	628	110	305	9	—	46	1,156	55
Excess tax benefits from (provisions for) stock-based compensation	1,611	(155)	61	59	861	22	4	—	8	981	12

Net cash (used for) provided by financing activities	(152,488)	(98,620)	(79,070)	(6,238)	206,156	(192,642)	197,304	(157,702)	(50,832)	120,848	(11,230)

Effects of exchange rates on cash	3,795	772	10,256	(1,933)	(13,303)	(20,044)	(6,327)	13,681	4,438	(4,980)	11,792

Net increase (decrease) in cash and cash equivalents	26,676	12,529	186,992	48,718	239,670	(382,864)	188,796	(174,804)	(48,775)	475,380	(34,783)
Cash and cash equivalents, beginning of period	90,539	117,215	129,744	316,736	365,454	605,124	222,260	411,056	236,252	129,744	222,260

Cash and cash equivalents, end of period	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477	$605,124	$187,477

Non — GAAP Free cash flow (1):
Net cash provided by (used for) operating activities	$72,835	$64,184	$77,728	$71,313	$91,721	$(14,928)	$13,736	$(13,611)	$11,843	$240,762	$11,968
Less: Capital expenditures	(10,596)	(16,240)	(20,559)	(29,654)	(21,011)	(22,403)	(14,922)	(11,457)	(12,285)	(71,224)	(38,664)

Free cash flow	$62,239	$47,944	$57,169	$41,659	$70,710	$(37,331)	$(1,186)	$(25,068)	$(442)	$169,538	$(26,696)

(1) -	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)

	Trended Quarterly Data
	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
ASSETS
Current assets:
Cash and cash equivalents	$117,215	$129,744	$316,736	$365,454	$605,124	$222,260	$411,056	$236,252	$187,477
Marketable securities, current	511,746	448,703	79,236	68,579	33,823	1,425	992	14,533	20,482
Net Accounts Receivable	401,994	499,854	458,447	410,427	358,214	376,720	294,449	249,004	243,033
Prepaid and other	101,950	106,664	97,929	121,093	111,754	82,415	82,710	73,866	87,058

Total current assets	1,132,905	1,184,965	952,348	965,553	1,108,915	682,820	789,207	573,655	538,050

Marketable securities, non-current	—	—	102,716	99,330	93,728	90,347	89,196	81,272	75,953
Property and equipment, net	117,802	123,397	138,182	149,048	152,352	161,282	154,559	153,942	150,963
Goodwill	614,437	615,334	702,598	690,161	707,164	894,546	886,970	897,561	930,231
Intangibles, net	36,804	35,351	34,308	32,696	36,694	52,335	49,533	47,420	45,893
Investment in unconsolidated affiliates	51,708	50,871	49,049	44,446	42,360	1,843	1,315	517	525
Other assets	52,513	53,162	67,218	70,475	61,761	33,417	33,314	35,100	32,617
Non-current assets of discontinued operations	15,461	14,730	13,959	—	—	—	—	—	—

Total assets	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$298,023	$304,146	$297,932	$321,077	$328,546	$254,407	$225,630	$192,266	$204,402
Deferred revenue	434,682	524,331	521,873	470,408	411,764	414,312	344,905	289,818	265,573
Borrowings on credit facility short-term	—	—	—	—	247,000	54,971	254,174	97,000	—
Current portion of long-term debt	1,684	184	158	142	26	18	27	23	5,017

Total current liabilities	734,389	828,661	819,963	791,627	987,336	723,708	824,736	579,107	474,992

Non-current income taxes payable	94,418	111,108	116,376	119,360	115,318	119,951	123,385	125,991	82,963
Long-term debt	—	—	—	—	—	—	—	—	45,000
Other long-term liabilities	25,574	17,264	16,254	17,449	23,699	25,658	29,838	30,971	36,394
Non-current liabilities of discontinued operations	4,486	4,276	4,067	—	—	—	—	—	—

Total liabilities	858,867	961,309	956,660	928,436	1,126,353	869,317	977,959	736,069	639,349

Common stock and class B common stock	131	133	133	134	134	133	134	134	134
Additional paid-in capital	1,562,646	1,468,808	1,395,991	1,397,281	1,363,655	1,367,373	1,374,049	1,382,649	1,388,609
Accumulated other comprehensive (loss) income	115,813	118,387	155,830	143,264	87,460	25,801	8,327	28,360	71,133
Retained deficit	(515,827)	(470,827)	(448,236)	(417,406)	(374,628)	(346,034)	(356,375)	(357,745)	(324,993)

Total stockholders’ equity	1,162,763	1,116,501	1,103,718	1,123,273	1,076,621	1,047,273	1,026,135	1,053,398	1,134,883

Total liabilities and stockholders’ equity	$2,021,630	$2,077,810	$2,060,378	$2,051,709	$2,202,974	$1,916,590	$2,004,094	$1,789,467	$1,774,232

Selected Financial Ratios(1)
- Annualized return on equity	11.0%	15.8%	8.1%	11.1%	15.6%	10.8%	-4.0%	-0.5%	12.0%
- Book value per share	$9.19	$9.02	$9.13	$9.30	$9.08	$8.83	$8.61	$8.83	$9.49
- Cash and marketable securities per share	$4.97	$4.67	$4.13	$4.42	$6.18	$2.65	$4.20	$2.78	$2.37
- Net cash and securities	$627,016	$578,032	$498,353	$533,095	$485,632	$259,033	$247,038	$235,034	$233,895

(1) -	See notes to financial supplement for definitions and calculations of selected financial ratios.

Monster Worldwide, Inc.
Segment Information and Margin Analysis — Non-GAAP
(unaudited, in thousands)

										Year to Date Data
	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	9M 2008	9M 2009
Segment OIBDA(1):
Careers — North America	$57,589	$60,410	$47,602	$67,636	$52,516	$44,138	$12,272	$22,066	$16,902	$167,754	$51,240
Careers — International	12,896	29,980	16,662	40,361	39,060	23,833	10,749	8,386	8,154	96,083	27,289

Careers OIBDA (1)	70,485	90,390	64,264	107,997	91,576	67,971	23,021	30,452	25,056	263,837	78,529

Internet Advertising & Fees OIBDA(1)	5,316	3,118	792	7,508	7,425	6,293	6,364	7,939	8,247	15,725	22,550

Total Monster OIBDA(1)	$75,801	$93,508	$65,056	$115,505	$99,001	$74,264	$29,385	$38,391	$33,303	$279,562	$101,079

Corporate expenses before D&A(1)	$(9,917)	$(11,032)	$(12,104)	$(61,196)	$(13,192)	$(5,810)	$(13,843)	$(10,810)	$(2,851)	$(86,492)	$(27,504)

Proforma operating income(1):
Careers — North America	$59,430	$56,482	$42,955	$59,335	$43,771	$34,314	$3,100	$12,405	$9,519	$146,061	$25,024
Careers — International	13,589	28,699	12,945	33,316	32,467	17,711	7,413	1,983	782	78,728	10,178

Careers Proforma operating income(1)	73,019	85,181	55,900	92,651	76,238	52,025	10,513	14,388	10,301	224,789	35,202

Internet Advertising & Fees ProForma operating income (loss)(1)	5,404	2,658	(609)	4,994	4,977	3,745	4,003	5,096	6,506	9,362	15,605

Total Monster Proforma income(1)	$78,423	$87,839	$55,291	$97,645	$81,215	$55,770	$14,516	$19,484	$16,807	$234,151	$50,807

Corporate Proforma expenses(1)	$(8,046)	$(12,177)	$(11,586)	$(19,308)	$(11,175)	$(14,294)	$(14,288)	$(11,756)	$(12,913)	$(42,069)	$(38,957)

Segment operating income (loss):(1)
Careers — North America	$51,455	$52,950	$39,701	$58,409	$43,120	$34,025	$828	$10,919	$6,057	$141,230	$17,804
Careers — International	7,344	24,753	9,643	31,916	30,230	12,938	(671)	(2,019)	(2,181)	71,789	(4,871)

Careers operating income (loss)	58,799	77,703	49,344	90,325	73,350	46,963	157	8,900	3,876	213,019	12,933

Internet Advertising & Fees operating income (loss)	3,487	1,383	(1,431)	4,656	4,726	3,715	3,557	4,926	5,091	7,951	13,574

Total Monster operating income (loss)	$62,286	$79,086	$47,913	$94,981	$78,076	$50,678	$3,714	$13,826	$8,967	$220,970	$26,507

Corporate expenses	$(11,289)	$(13,647)	$(14,569)	$(63,732)	$(15,503)	$(7,889)	$(18,508)	$(14,165)	$(6,015)	$(93,804)	$(38,688)

Margin Analysis:

Careers — North America OIBDA margin	32.8%	34.8%	25.9%	41.2%	33.8%	32.7%	10.3%	21.7%	17.8%	33.4%	16.2%
Careers — North America Proforma operating margin	33.9%	32.5%	23.4%	36.1%	28.2%	25.4%	2.6%	12.2%	10.0%	29.0%	7.9%
Careers — North America operating margin	29.4%	30.5%	21.6%	35.6%	27.8%	25.2%	0.7%	10.7%	6.4%	28.1%	5.6%

Careers — International OIBDA margin	10.6%	20.9%	10.9%	25.8%	27.4%	19.4%	10.4%	9.5%	9.6%	21.2%	9.9%
Careers — International Proforma operating margin	11.2%	20.0%	8.4%	21.3%	22.8%	14.2%	7.1%	2.2%	0.9%	17.4%	3.6%
Careers — International operating margin	6.0%	17.3%	6.3%	20.4%	21.2%	10.5%	-0.6%	-2.3%	-2.6%	15.9%	-1.8%

Careers OIBDA margin	23.7%	28.5%	19.1%	33.6%	30.8%	26.4%	10.3%	16.0%	13.9%	27.6%	13.2%
Careers Proforma operating margin	24.6%	26.9%	16.6%	28.9%	25.6%	20.0%	4.7%	7.5%	5.7%	23.5%	5.9%
Careers operating margin	19.8%	24.5%	14.7%	28.1%	24.6%	18.2%	0.1%	4.7%	2.2%	22.3%	2.2%

Internet Advertising & Fees OIBDA margin	16.0%	10.1%	2.7%	22.5%	21.5%	19.2%	20.2%	24.3%	23.8%	16.1%	22.8%
Internet Advertising & Fees Proforma operating margin	16.3%	8.6%	-2.1%	15.0%	14.4%	11.4%	12.7%	15.6%	18.8%	9.6%	15.8%
Internet Advertising & Fees operating margin	10.5%	4.5%	-4.8%	14.0%	13.7%	11.3%	11.3%	15.1%	14.7%	8.1%	13.7%

(1) -	See notes to financial supplement for further explanation of non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)

										Year to Date Data
Summary P&L Information	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	9M 2008	9M 2009

Monster Careers	90.0%	91.1%	91.9%	90.6%	89.6%	88.7%	87.6%	85.4%	83.9%	90.7%	85.7%
Internet Advertising & Fees	10.0%	8.9%	8.1%	9.4%	10.4%	11.3%	12.4%	14.6%	16.1%	9.3%	14.3%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	37.5%	36.7%	36.9%	35.9%	38.8%	42.4%	44.0%	46.4%	47.9%	37.2%	46.0%
Office and general	17.5%	16.3%	16.8%	17.4%	17.2%	15.2%	18.0%	19.2%	19.8%	17.2%	18.9%
Marketing and promotion	21.7%	22.1%	30.5%	19.5%	17.4%	18.1%	29.0%	20.2%	21.3%	22.7%	23.8%
Provision for (Reversal of) legal settlements, net	0.0%	0.0%	0.0%	11.3%	0.0%	0.0%	0.0%	0.0%	-3.2%	3.8%	-1.0%
Restructuring and other special charges	3.4%	1.6%	1.9%	0.8%	1.1%	1.1%	4.3%	2.3%	0.0%	1.3%	2.3%
Depreciation expense	3.2%	3.0%	2.9%	3.5%	4.0%	5.1%	5.4%	6.5%	7.1%	3.5%	6.3%
Amortization of restricted stock and RSU Plan	0.9%	1.0%	1.4%	2.4%	2.2%	2.4%	4.0%	4.4%	4.6%	2.0%	4.3%
Non-cash stock option expense	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%	0.0%	0.1%	0.0%	0.1%
Amortization of intangibles	0.4%	0.4%	0.4%	0.4%	0.4%	0.9%	1.0%	1.1%	1.0%	0.4%	1.0%

Operating expenses	84.6%	81.2%	90.9%	91.2%	81.2%	85.3%	105.8%	100.2%	98.6%	87.9%	101.8%

Operating income (loss)	15.4%	18.8%	9.1%	8.8%	18.8%	14.7%	-5.8%	-0.2%	1.4%	12.1%	-1.8%
Interest and other, net	2.0%	2.0%	2.0%	0.9%	1.6%	0.5%	0.5%	0.0%	0.0%	1.5%	0.2%

Income (loss) from continuing operations, pre-tax	17.4%	20.8%	11.1%	9.7%	20.4%	15.3%	-5.3%	-0.1%	1.4%	13.6%	-1.6%

Income taxes (benefit from)	6.2%	7.3%	4.1%	3.4%	6.8%	5.1%	-1.8%	0.0%	-14.4%	4.8%	-5.1%
Losses in equity interests, net	-0.9%	-0.2%	-0.5%	-1.0%	-0.6%	-0.1%	-0.5%	-0.5%	-0.5%	-0.7%	-0.5%

Income (loss) from continuing operations	10.3%	13.3%	6.5%	5.2%	13.0%	10.0%	-4.1%	-0.6%	15.3%	8.1%	3.0%

(Loss) income from disc. operations, net of tax	-0.2%	-0.3%	-0.3%	3.5%	-0.1%	-0.2%	0.0%	0.0%	0.0%	1.0%	0.0%

Net income (loss)	10.1%	12.9%	6.2%	8.7%	12.9%	9.8%	-4.1%	-0.6%	15.3%	9.1%	3.0%

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data									Year to Date Data
Summary P&L Information	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	9M 2008	9M 2009

Proforma revenue (1)	$330,142	$347,847	$366,472	$354,294	$332,189	$292,885	$255,397	$223,782	$215,085	$1,052,955	$694,264

Deferred revenue related to acquisitions	—	—	—	—	—	2,213	994	725	552	—	2,271

Revenue	$330,142	$347,847	$366,472	$354,294	$332,189	$290,672	$254,403	$223,057	$214,533	$1,052,955	$691,993

OIBDA (1)	$65,884	$82,476	$52,952	$54,309	$85,809	$68,454	$15,542	$27,581	$30,452	$193,070	$73,575

Depreciation expense	10,408	10,589	10,803	12,330	13,336	14,761	13,769	14,479	15,230	36,469	43,478
Amortization of restricted stock and RSU Plan	2,871	3,623	5,206	8,351	7,437	7,046	10,149	9,816	9,924	20,994	29,889
Non-cash stock option expense	104	105	127	182	165	178	199	104	157	474	460
Restructuring non-cash compensation expense	—	—	1,162	—	—	—	—	—	—	1,162	—
Restructuring non-cash write-offs	67	1,263	924	923	924	924	3,668	1,055	—	2,771	4,723
Amortization of intangibles	1,437	1,457	1,386	1,274	1,374	2,756	2,551	2,466	2,189	4,034	7,206

Operating income (loss)	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$127,166	$(12,181)

Proforma operating income (1)	$70,377	$75,662	$43,705	$78,337	$70,040	$41,476	$228	$7,728	$3,894	$192,082	$11,850

Executive Commitments	—	—	—	—	—	—	—	—	—	—	—
Provision for (Reversal of) legal settlements, net	—	—	—	40,100	—	—	—	—	(6,850)	40,100	(6,850)
Stock option investigation	2,571	1,392	2,983	4,256	3,875	(6,682)	3,020	2,245	(474)	11,114	4,791
Security breach	5,654	3,389	451	—	—	—	—	—	—	451	—
Restructuring Non- Gaap	—	—	—	—	—	—	—	—	5,907	—	5,907
Facilities charge Non-Gaap	—	—	—	—	—	—	—	—	1,807	—	1,807
Deferred revenue related to acquisitions	—	—	—	—	—	2,213	994	725	552	—	2,271
Restructuring non-cash compensation expense	—	—	1,162	—	—	—	—	—	—	1,162	—
Restructuring program non-cash write-offs	67	1,263	924	923	924	924	3,668	1,055	—	2,771	4,723
Restructuring expenses, less non-cash items	11,088	4,179	4,841	1,809	2,668	2,232	7,340	4,042	—	9,318	11,382

Operating income (loss)	$50,997	$65,439	$33,344	$31,249	$62,573	$42,789	$(14,794)	$(339)	$2,952	$127,166	$(12,181)

(1) -	See notes to financial supplement for further explanation of non-GAAP measures.